EXHIBIT 10(b)

                             ENDORSEMENT NO. 1

  Attaching to and forming part of the RETROCESSION CONTRACT between DORINCO REINSURANCE COMPANY, Midland, Michigan (hereafter referred to as the "Retrocedant") AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, Dallas, Texas (hereinafter referred to as the "Retrocessionaire").

  IT IS AGREED, effective 12:01 a.m., Central Standard Time, April 1, 1999 that the following changes are made to this Contract:

  1.   ARTICLE V shall read as follows and not as heretofore:

       The term "Underwriting Year" as used in this Contract shall mean those Policies with inception, renewal or anniversary date during each 12-month period commencing with each April 1, except that the first Underwriting Year shall be the period from inception to April 1, 1999, and all premium attributable to, and loss arising out of such Policies from such inception, renewal or anniversary date until expiration, cancellation, or next anniversary, whichever occurs first, will be ascribed to the Underwriting Year.

  2. A copy of Endorsement No. 2 to the Underlying Agreement is attached to and made a part of this Retrocession Contract.


  ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

  IN  WITNESS   WHEREOF,  the   parties  hereto,   by  their   authorized
  representatives, have executed this Endorsement as of the following dates:

  In Midland, Michigan this _______________ day of ______________ , 1999.

                           DORINCO REINSURANCE COMPANY

                           By
                                         (signature)

                                            (name)

                                           (title)


  In Dallas, Texas this ___________________ day of ______________ , 1999.

                           AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS

                           By
                                         (signature)

                                            (name)

                                           (title)